PREPAID EXPENSES AND OTHER CURRENT RECIVABLES (Tables)	12 Months Ended
Dec. 31, 2022
Other Receivables, Net, Current [Abstract]
Schedule of prepaid expenses and other current receivables

Prepaid expenses and other current receivables consist of the following:

	December 31
	2022	2021
Advances to suppliers	11,898	7,201
Prepaid expenses	1,928	1,203
Government institutions	879	641
Income tax	44	3,303
Other	345	590
Total other current receivables	15,094	12,938